                             [VITALCOM LETTERHEAD]
                                                                    EXHIBIT 10.1



                                                                   April 2, 1998



VIA FAX (213) 553-9740
(Follow up with hard copy in mail)


ChaseMellon Shareholder Services
Attn: Mary Ann McElroy
400 South Hope St., 4th Floor
Los Angeles, CA 90071


        Re:    Issuance of VitalCom Inc. Common Stock, Control Number: 11


Dear Mary Ann:

        You are hereby authorized and directed to issue 103,000 shares of Common Stock of VitalCom Inc. to David L. Schlotterbeck. The shares are being issued to cover the purchase of shares directly from VitalCom Inc. The stock certificate should bear the 144 legend and upon issuance sent to my attention at the address below. The effective date of purchase, pursuant to the Common Stock Purchase Agreement, is March 26, 1998.

        Should you have any questions, please do not hesitate to contact me at
(714) 247-4082




                                        Sincerely,

                                        /s/ SHELLEY B. THUNEN

                                        Shelley B. Thunen
                                        Chief Financial Officer

                                  VITALCOM INC.

                         COMMON STOCK PURCHASE AGREEMENT


        THIS AGREEMENT is made as of March 26, 1998, between VitalCom Inc., a Delaware corporation (the "Company"), and David L. Schlotterbeck ("Purchaser").

        WHEREAS in order to provide Purchaser an opportunity to acquire an equity interest in the Company as Mr. Schlotterbeck provides transition support to the Company after his resignation from the Company's Board of Directors effective November 1997, the Company is willing to sell to Purchaser and Purchaser desires to purchase shares of Common Stock according to the terms and conditions hereof;

        THEREFORE, the parties agree as follows:

1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company 103,000 shares of the Company's Common Stock (the "Stock") at a price of $4.4375 per share, for an aggregate purchase price of $457,062.50. Payment of the aggregate purchase price shall be by a certified check in the amount of $10.50 and a non-recourse promissory note in the amount of $457,052.00 (the "Note") in the form attached hereto as Exhibit A. The Note shall bear interest at a rate no less than the Company's borrowing rate at "Prime" at time of purchase (8.50% per annum), and shall be secured by a pledge of the Stock purchased by the Note pursuant to a Security Agreement in the form attached hereto as Exhibit B (the "Security Agreement") accompanied by executed stock powers in the form attached hereto as Exhibit C. Upon such payment, the Company shall issue a duly executed certificate evidencing the Stock in the name of Purchaser, said certificate to be held by the Secretary of the Company subject to the terms and conditions of the Security Agreement.

2.      RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

        (a) LEGENDS. The share certificate evidencing the Stock issued hereunder shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A COMMON STOCK PURCHASE AGREEMENT, DATED AS OF MARCH 26, 1998 BETWEEN THE COMPANY AND PURCHASER. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY.

        (B) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

3. PURCHASER'S REPRESENTATIONS AND COVENANTS. In connection with the purchase of the Stock, Purchaser hereby represents and warrants to the Company as follows:

        (a) INVESTMENT INTENT: CAPACITY TO PROTECT INTERESTS. Purchaser is purchasing the Stock solely for Purchaser's own account for investment and not with a view to or for sale in connection with any distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof. Purchaser also represents that the entire legal and beneficial interest of the Stock is being purchased, and will be held, for Purchaser's account only, and neither in whole or in part for any other person. Purchaser either (i) has a pre-existing business or personal relationship with the Company or at least one of its officers, directors or controlling persons, or (ii) by reason of Purchaser's business or financial experience (or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), can be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

        (b) RESIDENCE. Purchaser's principal residence is within the State of California and is located at the address indicated beneath Purchaser's signature below.

        (c) INFORMATION CONCERNING COMPANY. Purchaser has discussed the Company and its plans, operations and financial condition with the Company's officers and has received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Stock. Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

        (d) ECONOMIC RISK. Purchaser realizes that the purchase of the Stock involves a high degree of risk. Purchaser is able, without impairing Purchaser's financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on Purchaser's investment.

        (e) RESTRICTED SECURITIES. PURCHASER UNDERSTANDS AND ACKNOWLEDGES THAT:

            (i) The Stock has not been registered under the Securities Act of 1933, as amended, in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold the Stock for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Stock, or for a period of one year or any other fixed period in the future.

            (ii) The Stock must be held indefinitely unless it is subsequently registered under the Securities Act or unless an exemption from such registration is otherwise available. Purchaser further acknowledges and understands that, except as contemplated by Section 4 of this Agreement, the Company is under no obligation to register the Stock. In addition, Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless it is registered or such registration is not required in the opinion of counsel satisfactory to the Company.

        (f) DISPOSITION UNDER RULE 144. Purchaser understands that:

            (i) The shares of Stock are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least one
(1) year from the date of purchase and payment of the Stock, and then will be available only if (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions of Rule 144;

            (ii) That at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale; that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144; and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 even if the two (2) year minimum holding period had been satisfied; and

            (iii) In the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with Regulation A or another registration exemption will be required; that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers.

            (iv) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Purchaser other than fees and expenses of one counsel for the Purchaser in an amount not to exceed $15,000.

        (b) REQUESTED REGISTRATION. At any time, but only once, and so long as Purchaser is not in default under the Note and the Security Agreement, Purchaser shall have the right to request in writing that the Company effect a registration with respect to all of the Registrable Securities. If the Company shall receive from the Purchaser such written request, the Company will use its reasonable efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) within a period of 180 days of such request; provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 4(b):

            (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

            (ii) After the Company has effected a registration pursuant to this
Section 4(b) and such registration has been declared or ordered effective and the sales of such Registrable Securities shall have closed;

            (iii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration;

            (iv) If (A) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company, and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and
(B) the Company shall furnish to the Purchaser a certificate signed by the Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt for the request of the Purchaser; or

            (v) If after the receipt by the Company of Purchaser's request under this Section 4(b) Purchaser shall become in default under the Note and the Security Agreement, in which case, so long as Purchaser fails to cure such default, the Company shall have no obligation to effect such registration.

            The registration statement filed pursuant to the request of the Purchaser may include other securities of the Company which are held by officers or directors of the Company, or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

        (c) EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 4 shall be borne by the Company, and all Selling Expenses shall be borne by Purchaser; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Purchaser, as applicable, the registration statement does not become effective, in which case Purchaser shall bear such Registration Expenses.

        (d) REGISTRATION PROCEDURES. In the case of a registration effected by the Company pursuant to this Section 4, the Company will:

            (i) keep such registration effective for a period of ninety (90) days, until Purchaser has completed the distribution described in the registration statement relating thereto or until Purchaser becomes in default under the Note and the Security Agreement, which default remains uncured for a period of thirty (30) days, whichever first occurs; provided, however, that such 90-day period shall be extended for a period of time equal to the period during which Purchaser refrains from selling any securities included in such registration in accordance with provisions in Section 4(g) hereof; and

            (ii) furnish such number of prospectuses and other documents incident thereto as each the Purchaser may reasonably request.

        (e) INDEMNIFICATION.

            (i) The Company will indemnify Purchaser with respect to any registration which has been effected pursuant to this Section 4, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Purchaser, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable to Purchaser in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Purchaser and stated to be specifically for use therein; provided, further that the Company will not be liable to the underwriter in any such case to the extent that any such claims, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the underwriter and stated to be specifically for use therein.

            (ii) Purchaser will, if securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by Purchaser or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by Purchaser therein not misleading, and will reimburse the Company and directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering curricular or other document in reliance upon and in conformity with written information furnished to the Company by Purchaser and stated to be specifically for use therein; provided, however, that the obligations of Purchaser hereunder shall be limited to an amount equal to the net proceeds to Purchaser of securities sold as contemplated herein.

            (iii) Each party entitled to indemnification under this Section 4(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnified Party); and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

            (iv) If the indemnification provided for in this Section 4(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

            (vi) The foregoing indemnity agreement of the Company and Purchaser is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission (the "Commission") at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

        (f) INFORMATION BY PURCHASER. Purchaser shall furnish to the Company such information regarding Purchaser and the distribution proposed by Purchaser as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 4.

        (g) "MARKET STAND-OFF" AGREEMENT. Purchaser agrees, if requested by the Company or an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of, either directly or indirectly, any Common Stock (or other securities) of the Company held by such holder during the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act.

            If requested by the underwriters, Purchaser shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 90-day period. The provisions of this Section 4(g) shall be binding upon any transferee who acquires Registrable Securities, whether or not such transferee is entitled to the registration rights provided hereunder.

        (h) TERMINATION. The registration rights set forth in this Section 4 shall not be available to Purchaser if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Purchaser could be sold in any 90-day period pursuant to Rule 144 under the Securities Act (without giving effect to the provisions of Rule 144(k) or pursuant to any similar or successor rule or exemption from registration).

5. GOVERNING LAW. This Agreement shall be governed and construed by the laws of the State of California as applied to agreements made and performed in California by residents of the State of California.

6.      MISCELLANEOUS.

        (a) FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

        (b) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery (including by express courier) or upon deposit in the United States Post Office, by First Class mail with postage and fees prepaid, addressed to Purchaser at his address shown on the Company's employment records and to the Company at the address of its principal corporate offices (attention: Secretary) or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

        (c) ASSIGNMENT. The Company may assign its rights and delegate its duties under this Agreement. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, his heirs, executors, administrators, successors and assigns. The rights of Purchaser under this Agreement may be assigned only with the prior written consent of the Company.

        (d) WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

        (e) ADVICE OF COUNSEL. Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions hereof.

        (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

        (g) ENTIRE AGREEMENT. This Agreement together with the Security Agreement and the Note represent the entire agreement between the parties with respect to the purchase of Common Stock by Purchaser, may be modified or amended only in writing signed by both parties, and satisfies all of the Company's obligations to Purchaser with regard to the issuance or sale of securities.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.




VITALCOM INC.                           DAVID L. SCHLOTTERBECK
a  Delaware corporation


By: /s/ DAVID L. SCHLOTTERBECK          Signature:  /s/ DAVID L. SCHLOTTERBECK
    ---------------------------                    ---------------------------

Title:  CEO
       ------------------------

                                    Exhibit A

                          NON-RECOURSE PROMISSORY NOTE



$457,052.00                                                   Tustin, California

                                                              March 26, 1998


        FOR VALUE RECEIVED, the undersigned, David L. Schlotterbeck, promises to pay to VitalCom Inc., a Delaware corporation (the "Company"), or order, the principal sum of Four Hundred Fifty Seven Thousand Fifty Two Dollars and No Cents ($457,052.00), together with interest on the outstanding principal amount from the date hereof at the rate of 8.50% per annum. The principal amount hereof and all accrued and unpaid interest on the outstanding principal amount shall be due and payable to the holder hereof at 15222 Del Amo Avenue, Tustin, California 92780, or such other place as the holder hereof may designate.

        The principal amount, to the extent not sooner paid, shall be due and payable on August 24, 1998. All accrued and unpaid interest shall be due and payable on the first day of each fiscal quarter of the Company commencing on July 1, 1998. Should the undersigned fail to make full payment of principal or interest for a period of 30 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of the Common Stock Purchase Agreement, dated as of March 26, 1998. This Note is without recourse to the undersigned, provided that this Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith (a copy of which is on file with the Secretary of the Company) and is subject to all the provisions thereof.

        The undersigned hereby waives presentment, protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

        In the event the Common Stock Purchase Agreement dated March 26, 1998 between the undersigned and the Company shall be terminated for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

        The reasonable costs and attorneys' fees of the holder incurred in the collection of this Note shall be paid by the undersigned. This Note has been made and delivered in the State of California and shall be governed and construed in accordance with the laws of the State of California.




                                        /s/ DAVID L. SCHLOTTERBECK
                                        ---------------------------------------
                                        David L. Schlotterbeck

                                CONSENT OF SPOUSE


I, GENELL A. SCHLOTTERBECK spouse of David L. Schlotterbeck, have read and approve the foregoing Agreement. In consideration of the granting to my spouse of the right to purchase shares of VitalCom Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in the Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement.



Dated:    4-1-98
       --------------------

                                         /s/ GENELLA A. SCHLOTTERBECK
                                         --------------------------------------
                                         (Signature of Spouse)

                                    Exhibit B

                               SECURITY AGREEMENT


        This Security Agreement is made as of March 26, 1998 between VitalCom Inc., a Delaware corporation ("Pledgee"), and David L. Schlotterbeck ("Pledgor").


                                    Recitals

        Pursuant to Pledgor's election to purchase Stock under the Stock Purchase Agreement dated March 26, 1998 (the "Agreement") and Pledgor's election to pay for such shares with a promissory note (the "Note"), Pledgor has purchased 103,000 shares of Pledgee's Common Stock (the "Stock") at a price of $4.4375 per share, for a total purchase price of $457,062.50. The Note and the obligations thereunder are as set forth in Exhibit A to the Agreement.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Stock to Pledgor under the Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Stock (herein sometimes referred to as the "Collateral") represented by certificate number _________, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Stock to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and the Pledgeholder shall not encumber or dispose of such Stock except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

           a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

           b. Encumbrances. The Stock is free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Stock without the prior written consent of Pledgee.

           c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Stock pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Stock originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Stock" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Stock, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Stock then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Stock pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

           a. Payment of principal or interest on the Note shall be delinquent for a period of 30 days or more;

           b. Pledgor fails to perform any of the covenants set forth in the Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee; or

           c. The purchase agreement dated March 26, 1998 between Pledgee and Pledgor shall be terminated for any reason.

        In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

         7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Stock held by Pledgeholder hereunder upon payments of the principal of the Note. The number of shares of the pledged Stock which shall be released shall be that number of shares of full Stock which bears the same proportion to the initial number of shares of Stock pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The within pledge of Stock shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                     /s/ DAVID L. SCHLOTTERBECK
        "PLEDGOR"                    -------------------------------------
                                     David L. Schlotterbeck

                                     57 Poppy Hills Rd.
                                     -------------------------------------
                                     Address

                                     Laguna Niguel, CA 92677
                                     -------------------------------------

                                     -------------------------------------

        "PLEDGEE"                    VitalCom Inc.



                                     By: /s/ [SIG]
                                         ---------------------------------
                                     Title:  CEO
                                            ------------------------------



                                     /s/ [SIG]
        "PLEDGEHOLDER"               -------------------------------------
                                     Secretary of VitalCom Inc.

                                    Exhibit C

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



        FOR VALUE RECEIVED and pursuant to that certain Security Agreement dated as of March 26, 1998 (the "Agreement"), David L. Schlotterbeck ("Purchaser") hereby sells, assigns and transfers unto _______________________________________
___________________________________ (_______) shares of the Common Stock of
VitalCom Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by certificate no. ________ herewith, and does hereby irrevocably constitute and appoint ___________________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.


Dated:                                  PURCHASER



                                        Signature: /s/ DAVID L. SCHLOTTERBECK
                                                   ----------------------------
                                                    David L. Schlotterbeck









INSTRUCTION: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE CORPORATION TO ACQUIRE THE SHARES UPON DEFAULT UNDER PURCHASER'S NOTE WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF THE PURCHASER.